TIDAL TRUST II 485BPOS

Exhibit 99(h)(i)(27)

TWENTY-SEVENTH AMENDMENT

TO THE FUND ADMINISTRATION SERVICING AGREEMENT

THIS TWENTY-SEVENTH AMENDMENT, effective as of June 23, 2025, to the Fund Administration Servicing Agreement (the “Agreement”) dated as of July 5, 2022, as amended, is entered into by and between Tidal Trust II, a Delaware statutory trust (the “Trust”) and Tidal ETF Services LLC, a Delaware limited liability company (“Tidal”).

RECITALS

WHEREAS, the parties have entered into the Agreement; and

WHEREAS, the parties desire to amend the Agreement to update Exhibit A, as amended, to:

Add the following funds:

Defiance Vol Carry Hedged ETF

Defiance Enhanced Short Vol ETF

Defiance Enhanced Long Vol ETF

Defiance Leveraged Long + Income AAPL ETF

Defiance Leveraged Long + Income AMD ETF

Defiance Leveraged Long + Income AMZN ETF

Defiance Leveraged Long + Income BRK.B ETF

Defiance Leveraged Long + Income COIN ETF

Defiance Leveraged Long + Income GOOG ETF

Defiance Leveraged Long + Income HIMS ETF

Defiance Leveraged Long + Income HOOD ETF

Defiance Leveraged Long + Income META ETF

Defiance Leveraged Long + Income NFLX ETF

Defiance Leveraged Long + Income NVDA ETF

Defiance Leveraged Long + Income PLTR ETF

Defiance Leveraged Long + Income SMCI ETF

Defiance Leveraged Long + Income TSLA ETF

YieldMax® RDDT Option Income Strategy ETF

YieldMax® GME Option Income Strategy ETF

YieldMax® AFRM Option Income Strategy ETF

YieldMax® CRWD Option Income Strategy ETF

YieldMax® UBER Option Income Strategy ETF

YieldMax® ARM Option Income Strategy ETF

YieldMax® AVGO Option Income Strategy ETF

YieldMax® HIMS Option Income Strategy ETF

YieldMax® APP Option Income Strategy ETF

YieldMax® LLY Option Income Strategy ETF

YieldMax® SPOT Option Income Strategy ETF

YieldMax® IONQ Option Income Strategy ETF

LevMax™ Bitcoin [Monthly 3x1] ETF

LevMax™ COIN [Monthly 3x1] ETF

LevMax™ MSTR [Monthly 3x1] ETF

LevMax™ NVDA [Monthly 3x1] ETF

LevMax™ PLTR [Monthly 3x1] ETF

LevMax™ TSLA [Monthly 3x1] ETF

LevMax™ AMZN [Monthly 3x1] ETF

LevMax™ BRK.B [Monthly 3x1] ETF

LevMax™ MSFT [Monthly 3x1] ETF

LevMax™ HOOD [Monthly 3x1] ETF

LevMax™ RDDT [Monthly 3x1] ETF

LevMax™ SMCI [Monthly 3x1] ETF

Reflect the following name changes:

YieldMax® Target 25™ AI Option Income ETF to YieldMax® AI Performance & Income Target 25 ETF

YieldMax® Target 25™ AMD Option Income ETF to YieldMax® AMD Performance & Income Target 25 ETF

YieldMax® Target 25™ AMZN Option Income ETF to YieldMax® AMZN Performance & Income Target 25 ETF

YieldMax® Target 25™ COIN Option Income ETF to YieldMax® COIN Performance & Income Target 25 ETF

YieldMax® Target 25™ MARA Option Income ETF to YieldMax® MARA Performance & Income Target 25 ETF

YieldMax® Target 25™ MSTR Option Income ETF to YieldMax® MSTR Performance & Income Target 25 ETF

YieldMax® Target 25™ NVDA Option Income ETF to YieldMax® NVDA Performance & Income Target 25 ETF

YieldMax® Target 25™ PLTR Option Income ETF to YieldMax® PLTR Performance & Income Target 25 ETF

YieldMax® Target 25™ SMCI Option Income ETF to YieldMax® SMCI Performance & Income Target 25 ETF

YieldMax® Target 25™ TSLA Option Income ETF to YieldMax® TSLA Performance & Income Target 25 ETF

YieldMax® Target 25™ Bitcoin Option Income ETF to YieldMax® Bitcoin Performance & Income Target 25 ETF

Defiance Nasdaq 100 Enhanced Options & 0DTE Income ETF to Defiance Nasdaq 100 Target 30 Income ETF

Defiance S&P 500 Enhanced Options & 0DTE Income ETF to Defiance S&P 500 Target 30 Income ETF

Defiance R2000 Enhanced Options & 0DTE Income ETF to Defiance R2000 Target 30 Income ETF

WHEREAS, Section 11 of the Agreement allows for its amendment by written agreement executed by the Trust and Tidal and approved by the Board of Trustees of the Trust.

NOW, THEREFORE, the parties agree as follows:

Amended Exhibit A of the Agreement is hereby superseded and replaced in its entirety with Amended Exhibit A attached hereto.

Except to the extent amended hereby, the Agreement shall remain in full force and effect.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Twenty-Seventh Amendment to be executed by a duly authorized officer on one or more counterparts as of the date last written below.

TIDAL TRUST II On behalf of each series listed on Amended Exhibit A attached hereto		TIDAL ETF SERVICES LLC

By:	/s/Lissa Richter	By:	/s/Eric Falkeis
Name:	Lissa Richter	Name:	Eric Falkeis
Title:	Vice President	Title:	Co-Founder & COO

Amended Exhibit A

to the

Fund Administration Servicing Agreement

Separate Series (Funds) of Tidal Trust II

Name of Series

Carbon Collective Climate Solutions U.S. Equity ETF
Carbon Collective Short Duration Green Bond ETF

YieldMax® Innovation Option Income Strategy ETF
YieldMax® KWEB Option Income Strategy ETF
YieldMax® Gold Miners Option Income Strategy ETF
YieldMax® XBI Option Income Strategy ETF
YieldMax® TLT Option Income Strategy ETF
YieldMax® AAPL Option Income Strategy ETF
YieldMax® AMZN Option Income Strategy ETF
YieldMax® BRK.B Option Income Strategy ETF
YieldMax® COIN Option Income Strategy ETF
YieldMax® META Option Income Strategy ETF
YieldMax® GOOGL Option Income Strategy ETF
YieldMax® NFLX Option Income Strategy ETF
YieldMax® NVDA Option Income Strategy ETF
YieldMax® XYZ Option Income Strategy ETF
YieldMax® TSLA Option Income Strategy ETF
YieldMax® MSTR Option Income Strategy ETF
YieldMax® ABNB Option Income Strategy ETF
YieldMax® AMD Option Income Strategy ETF
YieldMax® MRNA Option Income Strategy ETF
YieldMax® PYPL Option Income Strategy ETF
YieldMax® DIS Option Income Strategy ETF
YieldMax® JPM Option Income Strategy ETF
YieldMax® MSFT Option Income Strategy ETF
YieldMax® XOM Option Income Strategy ETF
YieldMax® AI Option Income Strategy ETF
YieldMax® ROKU Option Income Strategy ETF
YieldMax® SNOW Option Income Strategy ETF
YieldMax® ZM Option Income Strategy ETF
YieldMax® ADBE Option Income Strategy ETF
YieldMax® NKE Option Income Strategy ETF
YieldMax® ORCL Option Income Strategy ETF
YieldMax® INTC Option Income Strategy ETF
YieldMax® BIIB Option Income Strategy ETF
YieldMax® BA Option Income Strategy ETF
YieldMax® TGT Option Income Strategy ETF

YieldMax® Universe Fund of Option Income ETFs

YieldMax® Magnificent 7 Fund of Option Income ETFs
YieldMax® Short TSLA Option Income Strategy ETF
YieldMax® Short Innovation Option Income Strategy ETF
YieldMax® Short NVDA Option Income Strategy ETF
YieldMax® Short COIN Option Income Strategy ETF
YieldMax® Short AAPL Option Income Strategy ETF
YieldMax® Short N100 Option Income Strategy ETF
YieldMax® Bitcoin Option Income Strategy ETF
YieldMax® BABA Option Income Strategy ETF
YieldMax® CVNA Option Income Strategy ETF
YieldMax® DKNG Option Income Strategy ETF
YieldMax® HOOD Option Income Strategy ETF
YieldMax® JD Option Income Strategy ETF
YieldMax® MARA Option Income Strategy ETF
YieldMax® PDD Option Income Strategy ETF
YieldMax® PLTR Option Income Strategy ETF
YieldMax® RBLX Option Income Strategy ETF
YieldMax® SHOP Option Income Strategy ETF
YieldMax® SMCI Option Income Strategy ETF
YieldMax® TSM Option Income Strategy ETF
YieldMax® Ether Option Income Strategy ETF
YieldMax® Target 12™ Semiconductor Option Income ETF
YieldMax® Target 12™ Biotech & Pharma Option Income ETF
YieldMax® Target 12™ Energy Option Income ETF
YieldMax® Target 12™ Real Estate Option Income ETF
YieldMax® Target 12™ Tech & Innovation Option Income ETF
YieldMax® Target 12™ Big 50 Option Income ETF
YieldMax® Dorsey Wright Hybrid 5 Income ETF
YieldMax® Dorsey Wright Featured 5 Income ETF
YieldMax® AI & Tech Portfolio Option Income ETF
YieldMax® Crypto Industry & Tech Portfolio Option Income ETF
YieldMax® China Portfolio Option Income ETF
YieldMax® Semiconductor Portfolio Option Income ETF
YieldMax® Biotech & Pharma Portfolio Option Income ETF
YieldMax® Ultra Short Option Income Strategy ETF
YieldMax® Nasdaq 100 0DTE Covered Call Strategy ETF
YieldMax® S&P 500 0DTE Covered Call Strategy ETF
YieldMax® R2000 0DTE Covered Call Strategy ETF
YieldMax® MSTR Short Option Income Strategy ETF
YieldMax® AMD Short Option Income Strategy ETF
YieldMax® AMZN Short Option Income Strategy ETF
YieldMax® MARA Short Option Income Strategy ETF
YieldMax® Bitcoin Short Option Income Strategy ETF
YieldMax® META Short Option Income Strategy ETF
YieldMax® SMCI Short Option Income Strategy ETF
YieldMax® AI Performance & Income Target 25 ETF

YieldMax® AMD Performance & Income Target 25 ETF
YieldMax® AMZN Performance & Income Target 25 ETF
YieldMax® COIN Performance & Income Target 25 ETF
YieldMax® MARA Performance & Income Target 25 ETF
YieldMax® MSTR Performance & Income Target 25 ETF

YieldMax® NVDA Performance & Income Target 25 ETF
YieldMax® PLTR Performance & Income Target 25 ETF
YieldMax® SMCI Performance & Income Target 25 ETF
YieldMax® TSLA Performance & Income Target 25 ETF
YieldMax® Bitcoin Performance & Income Target 25 ETF

YieldMax® RDDT Option Income Strategy ETF

YieldMax® GME Option Income Strategy ETF

YieldMax® AFRM Option Income Strategy ETF

YieldMax® CRWD Option Income Strategy ETF

YieldMax® UBER Option Income Strategy ETF

YieldMax® ARM Option Income Strategy ETF

YieldMax® AVGO Option Income Strategy ETF

YieldMax® HIMS Option Income Strategy ETF

YieldMax® APP Option Income Strategy ETF

YieldMax® LLY Option Income Strategy ETF

YieldMax® SPOT Option Income Strategy ETF

YieldMax® IONQ Option Income Strategy ETF

Nicholas Fixed Income Alternative ETF
Nicholas Global Equity and Income ETF
Nicholas Crypto Income ETF

Pinnacle Focused Opportunities ETF

Return Stacked® Bonds & Managed Futures ETF
Return Stacked® Global Stocks & Bonds ETF
Return Stacked® U.S. Stocks & Managed Futures ETF
Return Stacked® Bonds & Futures Yield ETF
Return Stacked® U.S. Stocks & Futures Yield ETF
Return Stacked® Bonds & Merger Arbitrage ETF
Return Stacked® U.S. Stocks & Gold/Bitcoin ETF

DGA Core Plus Absolute Return ETF

Tactical Advantage ETF

Roundhill Generative AI & Technology ETF

Blueprint Chesapeake Multi-Asset Trend ETF

Grizzle Growth ETF

Cboe® Validus S&P 500® Dynamic PutWrite Index ETF

Defiance Nasdaq 100 Target 30 Income ETF
Defiance S&P 500 Target 30 Income ETF
Defiance R2000 Target 30 Income ETF
Defiance Treasury Alternative Yield ETF
Defiance Developed Markets Enhanced Options Income ETF
Defiance Emerging Markets Enhanced Options Income ETF
Defiance Nasdaq 100 Income Target ETF

Defiance S&P 500 Income Target ETF

Defiance R2000 Income Target ETF
Defiance Gold Enhanced Options Income ETF
Defiance Silver Enhanced Options Income ETF
Defiance Oil Enhanced Options Income ETF
Defiance Treasury Enhanced Options Income ETF
Defiance Daily Target 2X Short MSTR ETF
Defiance Daily Target 2X Long RIOT ETF
Defiance Daily Target 2X Long Copper ETF
Defiance Daily Target 2X Long China Dragons ETF
Defiance Daily Target 2X Long LLY ETF
Defiance Daily Target 2X Long MSTR ETF
Defiance Daily Target 2X Long NVO ETF
Defiance Daily Target 2X Long AVGO ETF
Defiance Daily Target 2X Long SMCI ETF
Defiance Daily Target 2X Long Solar ETF
Defiance Large Cap ex-Mag 7 ETF
Defiance Daily Target 2X Long SOFI ETF
Defiance Daily Target 2X Long AMAT ETF
Defiance Daily Target 2X Long GOLD ETF
Defiance Daily Target 2X Long ORCL ETF
Defiance Daily Target 2X Long FSLR ETF
Defiance Daily Target 2X Long DKNG ETF
Defiance Hot Sauce 2X Strategy ETF
Defiance AI & Power Infrastructure ETF
Defiance Leveraged Long MSTR ETF
Defiance Leveraged Long + Income MSTR ETF
Defiance Daily Target 2X Long HIMS ETF
Defiance Daily Target 2X Long IONQ ETF
Defiance Daily Target 2X Long RKLB ETF
Defiance Daily Target 2X Long CVNA ETF
Defiance Daily Target 2X Long HOOD ETF
Defiance Daily Target 2X Long VST ETF
Defiance Daily Target 2X Long JPM ETF
Defiance Daily Target 2X Long PENN ETF
Defiance Daily Target 2X Long SOUN ETF
Defiance Daily Target 2X Long MRVL ETF
Defiance Daily Target 2X Long RGTI ETF
Defiance Daily Target 2X Short RIOT ETF
Defiance Daily Target 2X Short SMCI ETF
Defiance Daily Target 2X Short LLY ETF
Defiance Daily Target 2X Long DJT ETF
Defiance Daily Target 2X Long RDDT ETF
Defiance Trillion Dollar Club Index ETF
Defiance Nasdaq 100 LightningSpread™ Income ETF
Defiance S&P 500 LightningSpread™ Income ETF
Defiance Russell 2000 LightningSpread™ Income ETF
Defiance Daily Target 2X Short CVNA ETF
Defiance Daily Target 2X Short IONQ ETF
Defiance Daily Target 2X Short PLTR ETF
Defiance Daily Target 2X Short RKLB ETF

Defiance Daily Target 2X Long ARM ETF
Defiance Daily Target 2X Long UBER ETF
Defiance Daily Target 2X Long ANET ETF
Defiance Daily Target 2X Long PM ETF
Defiance Daily Target 2x Long OKLO ETF

Defiance Daily Target 2x Long QBTS ETF

Defiance Daily Target 2x Short RGTI ETF

Defiance Daily Target 2x Short QBTS ETF

Defiance Nasdaq 100 Double Short Hedged ETF

Defiance 2X Daily Long Pure Quantum ETF

Defiance MAGA Seven ETF
Defiance Vol Carry Hedged ETF

Defiance Enhanced Short Vol ETF

Defiance Enhanced Long Vol ETF

Defiance Leveraged Long + Income AAPL ETF

Defiance Leveraged Long + Income AMD ETF

Defiance Leveraged Long + Income AMZN ETF

Defiance Leveraged Long + Income BRK.B ETF

Defiance Leveraged Long + Income COIN ETF

Defiance Leveraged Long + Income GOOG ETF

Defiance Leveraged Long + Income HIMS ETF

Defiance Leveraged Long + Income HOOD ETF

Defiance Leveraged Long + Income META ETF

Defiance Leveraged Long + Income NFLX ETF

Defiance Leveraged Long + Income NVDA ETF

Defiance Leveraged Long + Income PLTR ETF

Defiance Leveraged Long + Income SMCI ETF

Defiance Leveraged Long + Income TSLA ETF

Defiance Leveraged Long + Income MAGS ETF

Defiance Leveraged Long + Income QQQ ETF

Defiance Leveraged Long + Income SPY ETF

Defiance Leveraged Long + Income ETHER ETF

Defiance Leveraged Long + Income IBIT ETF

CoreValues Alpha Greater China Growth ETF
Hilton Small-MidCap Opportunity ETF
Hilton BDC Corporate Bond ETF

Quantify Absolute Income ETF
STKD Bitcoin & Gold ETF
STKd 100% COIN & 100% NVDA ETF
STKd 100% NVDA & 100% MSTR ETF
STKd 100% MSTR & 100% COIN ETF
STKd 100% COIN & 100% HOOD ETF
STKd 100% NVDA & 100% AMD ETF
STKd 100% TSLA & 100% MSTR ETF
STKd 100% TSLA & 100% NVDA ETF
STKd 100% SMCI & 100% NVDA ETF
STKd 100% UBER & 100% TSLA ETF
STKd 100% META & 100% AMZN ETF

iREIT® - MarketVector Quality REIT Index ETF

Even Herd Long Short ETF

Peerless Option Income Wheel ETF

Clockwise Core Equity & Innovation ETF

Cambria Chesapeake Pure Trend ETF

LevMax™ Bitcoin [Monthly 3x1] ETF

LevMax™ COIN [Monthly 3x1] ETF

LevMax™ MSTR [Monthly 3x1] ETF

LevMax™ NVDA [Monthly 3x1] ETF

LevMax™ PLTR [Monthly 3x1] ETF

LevMax™ TSLA [Monthly 3x1] ETF

LevMax™ AMZN [Monthly 3x1] ETF

LevMax™ BRK.B [Monthly 3x1] ETF

LevMax™ MSFT [Monthly 3x1] ETF

LevMax™ HOOD [Monthly 3x1] ETF

LevMax™ RDDT [Monthly 3x1] ETF

LevMax™ SMCI [Monthly 3x1] ETF